Exhibit 99.3

Approach Resources Inc.

THIRD QUARTER 2013 RESULTS

NOVEMBER 7, 2013

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management’s experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Statements Regarding Oil & Gas Quantities

The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.

Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

Company Overview

AREX OVERVIEW

Enterprise value $1.4 BN

High quality reserve base

95.5 MMBoe proved reserves 99% Permian Basin

Permian core operating area

166,000 gross (149,000 net) acres

1+ BnBoe gross, unrisked resource potential 2,000+ Identified HZ drilling locations targeting the Wolfcamp A/B/C

2013 capital program of $300 MM

Running 3 HZ rigs in the Wolfcamp shale play

ASSET OVERVIEW

Notes: Proved reserves and acreage as of 12/31/2012 and 9/30/2013, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio.

Enterprise value is equal to market capitalization using the closing share price of $29.44 per share on 10/29/2013, plus net debt as of 9/30/2013.

Strong Track Record of Reserve Growth…

RESERVE GROWTH

0 20 40 60 80 100 120

CAGR : 32%

2004 2005 2006 2007 2008 2009 2010 2011 2012

Natural Gas (MMBoe)

Oil & NGLs (MMbbls)

OIL RESERVE GROWTH

0 5 10 15 20 25 30 35 40

2009 2010 2011 2012

Oil (MMBbls)

7x oil Reserve Growth

Launched Wolfcamp Study

Announced Vertical wolfcamp pilot Results

Began HZ Wolfcamp pilot program

Strong HZ wolfcamp Results; prepare for Largescale Development

Oil(MMBbls)

…and Production Growth

PRODUCTION GROWTH OIL PRODUCTION GROWTH

CARG:35%

1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0

2004 2005 2006 2007 2006 2008 2009 2010 2011 2012 2013 2014

Natural Gas (MBoe/d) Oil NGLs (Mbbls/d)

0 200 400 600 800 1000 1200

4x oil Production Growth

Oil (MBbls)

3Q13 Key Highlights

KEY HIGHLIGHTS

Accelerated completion pace / drilling efficiencies

Strong Wolfcamp B and C results across acreage position

3Q13 Exit rate 11.1 MBoe/d

Well costs of $5.4 MM below D&C cost target of $5.5 MM

Record quarterly EBITDAX

Solid financial position further enhanced with pipeline monetization and borrowing base increase

2014 Preliminary production growth target of 40%

Drilling 75% more HZ wells with 3 rig program

3Q13 Operational Update

3Q13 Operating Highlights

OPERATING HIGHLIGHTS	
Accelerating Development	• Completed **14 HZ** wells (at the high-end of activity guidance) • Total production 8.8 MBoe/d • Exit rate **11.1 MBoe/d** • 2014 preliminary production growth target **40%**
Driving Down Costs	• **Well costs below target** • 3Q13 average HZ well cost approx. **$5.4 MM** per well • LOE of $5.38/Boe (down 27% YoY) • Oil differential of $(4.61)/Bbl (improved 21% YoY and QoQ)
Delivering Strong Well Results & Advancing Delineation	• **Best initial producer to date** – Wolfcamp B in central Pangea IPs at **1,334 Boe/d** • "Stacked" Wolfcamp C in north Pangea IPs at 614 Boe/d (offsetting Wolfcamp B online for >10 months) • Wolfcamp B wells in east Pangea IP at approx. 490 Boe/d (best HZ Wolfcamp wells in area based on available data) • Early 4Q Wolfcamp B IPs at 863 Boe/d • HZ well results continue to track at or above type curve

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AREX Wolfcamp Shale Oil Resource Play

PERMIAN CORE OPERATING AREA

Large, primarily contiguous acreage position

- Oil-rich, multiple pay zones
- 166,000 gross (149,000 net) acres
- Low acreage cost ~$500 per acre

940+ MMBoe gross, unrisked HZ Wolfcamp resource potential

- 2,096 Identified HZ Wolfcamp locations

2013 OPERATIONS

- **Plan to complete ~40 HZ wells with 3 rigs**
- **Testing "stacked-wellbore" development and optimizing well spacing and completion design**
- **Decreasing well costs and increasing efficiencies**
  - Compressing spud-to-sales times
  - Focusing activity around field infrastructure systems
- **Field infrastructure systems contributing to lower LOE/Boe and HZ D&C costs**


UPTON
DVN
REAGAN
PXD
APA
IRION
EOG
PXD
COP
SAMSON
SCHLEICHER
DVN
AREX
Pangea West
EP ENERGY
DVN
AREX
BHP
AREX
APA
EOG
APA
FST
AREX
HIGHMOUNT
APA
Pangea
APA
MPO
CROCKETT
others
APA
APA
DVN
SUTTON

Large, primarily contiguous acreage position with oil-rich, multiple pay zones

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Wolfcamp Shale Oil Play

WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE

HZ Well Costs Down & Efficiencies Up

HZ WELL COSTS ($MM)

Average Quarterly Well Cost ($MM)

~ (20%)

Below $5.5 MM Target HZ D&C Cost

$7.5

$6

$4.5

$3

$1.5

$-

3Q12 4Q12 1Q13 2Q13 3Q13

$6.7 $6.2 $6.1 $5.75 $5.4

DRILLING DAYS TO TD

~ (30%)

Average Days

20 16 12 8 4 0

17 14 15 12

1H12 2H12 1H13 2H13-To Date

AREX HZ Wolfcamp Activity


Reagan
Irion
Crockett
Schleicher
Sutton
PANGEA WEST
• 19,000 gross acres
• Pad drilling with A/B and A/C "stacked" wellbores
NORTH & CENTRAL PANGEA
• 92,000 gross acres
• Pad drilling with A/B and B/C "stacked" wellbores
SOUTH PANGEA
• 55,000 gross acres
• Continuing completion design improvement
• 3-D seismic acquisition, data processing and interpretation complete
• Planning HZ drilling in 2014
Chandler 4403
Bailey 315
Lauffer 1306
Childress G 1008
Childress 603
Davidson 3406
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit

Notes: Acreage as of 9/30/2013.

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12

HZ Wolfcamp Well Performance

CONTINUED STRONG WELL RESULTS & MORE PRODUCTION HISTORY

1,200 1,100 1,000 900 800 700 600 500 400 300 200 100 0

Daily Production Data from AREX A Bench Wells

Daily Production Data from AREX B Bench Wells

450 MBoe Type Curve HZ Wolfcamp Shale Oil

Legend

B Bench Well Data (33 wells) 41 producing wells with at least A Bench Well Data (8 wells) 3 months of production history 450 MBoe Type Curve

Outperforming Type Curve Shallower Decline

Daily Production (BOE including NGLs)

0 90 180 270 360 450 540 630 720 810

Time (Days)

AREX HZ Wolfcamp Economics

Horizontal

Play Type Wolfcamp

Avg. EUR (gross) 450 MBoe

Targeted Well Cost $5.5 MM

Potential Locations 2,096

Gross Resource 940+ MMBoe

Potential

Horizontal drilling improves recoveries and returns Multiple, stacked horizontal targets 7,000’+ lateral length ~80% of EUR made up of oil and NGLs

BTAX IRR SENSITIVITIES

IRR (%)

80 70 60 50 40 30 20 10 0

350 400 450 500 550

Well EUR (MBoe)

$100 / bbl $90 / bbl $80 / bbl $70 / bbl

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp. No locations assigned to south Project Pangea.

HZ Wolfcamp economics assume NYMEX – Henry Hub strip and NGL price based on 40% of WTI.

Infrastructure for Large-Scale Development

Reagan

Irion

Crockett

Schleicher

Pangea West

50-Mile Oil Pipeline

100,000 Bbls/d Capacity

North & Central Pangea

Reducing D&C cost to $5.5 MM and lower

Reducing LOE

Minimizing truck traffic and surface disturbance

Increasing project profit margin

South

Pangea

Sutton

Infrastructure & Equipment Projects

PROJECTS

Securing water supply

Testing non-potable water and recycling flowback water

Facilitate large-scale field development

Reduce fresh water use and water costs

Expected savings from non-potable water source ~$0.45 MM/HZ well

Purchasing and installing water transfer equipment Drilling and/or converting SWD wells

Safely and securely transport water across Project Pangea and Pangea West

Reduce time and money spent on water hauling and disposal and truck traffic

Expected savings from water transfer equipment ~$0.1 MM/HZ well

Expected savings from SWD system ~$0.45 MM/HZ well

Expected company-wide LOE savings ±$0.4 MM per month

Purchasing and installing flowback equipment

Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations

Expected savings from flowback equipment ~$0.1 MM/HZ well

Expected LOE savings from gas lift system $6,300/HZ per month

Installing crude takeaway lines Purchased oil hauling trucks

Efficiently transport crude oil to market and reduce inventory

Reduce oil transportation differential to an estimated $2.50/Bbl – $4.00/Bbl

Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs as well as LOE cost

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AREX Drilling Locations, Targets & Resource Potential

DRLLING EUR IDENTIFIED GROSS

TARGET RESOURCE

DEPTH (FT.) (MBoe) LOCATIONS POTENTIAL

7,000+

Wolfcamp A 450 703 316,350

(lateral length)

7,000+

Wolfcamp B 450 690 310,500

Horizontal (lateral length)

Wolfcamp 7,000+

Wolfcamp C 450 703 316,350

(lateral length)

Total HZ 2,096 943,200

Recompletions,

Vertical < 7,500 to

Wolffork & 93 to 193 887 124,594

Wolffork < 8,500

Canyon Wolffork

1.1 BnBoe Total Gross Resource Potential

Multiple Decades of HZ Drilling Inventory

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Notes: Potential locations based on 120-acre spacing for HZ Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-acre spacing for Vertical Wolffork

Recompletions and 40-acre spacing for Vertical Canyon Wolffork. No Wolfcamp or Wolffork locations assigned to south Project Pangea. 17

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3Q13 Financial Update

3Q13 Financial Highlights

FINANCIAL HIGHLIGHTS

Increasing

Revenues

Revenues of $44.2 MM (up 34% YoY)

Net income of $495,000 or $0.01 per diluted share

Adjusted net income (non-GAAP) of $2.8 MM or $0.07 per diluted share

Record quarterly EBITDAX (non-GAAP) of $31.6 MM (up 47% YoY) or

Significant Cash Flow

$0.81 per diluted share (up 29% YoY)

Cash flow from operations of $119 MM for nine months ended 9/30/2013

Liquidity of $340 MM

Strong Financial Position

Undrawn borrowing base of $315 MM ($350 MM as of November 2013)

Pipeline monetization further strengthens liquidity

Liquidity of $477 MM including borrowing base increase and pipeline sale

Strong Balance Sheet and Liquidity to Develop HZ Wolfcamp Shale

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Notes: See “Adjusted Net Income,” “EBITDAX” and “Strong, Simple Balance Sheet” slides in appendix.

Oil & Liquids-Weighted Reserves, Production & Revenue

YE12 RESERVE MIX BY COMMODITY

31%

39%

30%

Oil NGLs Gas

95.5 MMBoe

3Q13 PRODUCTION MIX BY COMMODITY

31%

39%

30%

8.8 MBoe/d

Oil NGLs Gas

3Q13 REVENUE MIX BY COMMODITY

12%

16%

72%

$44.2 MM

Oil NGLs Gas

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Oil Pipeline Monetization

TRANSACTION OVERVIEW

First-mover oil pipeline system in the southern Midland Basin

Formed Wildcat JV to develop pipeline system in September 2012

50-miles of high-pressure, steel pipeline with throughput capacity of 100,000 Bbls/d Pipeline operational in April 2013

Closed sale of pipeline system in October 2013

AREX proceeds of $109.1 MM from pipeline sale

Total transaction value $210 MM

AREX capital contributions to pipeline system of $18.3 MM as of September 30, 2013

6x ROI

Proceeds further strengthen liquidity position

Maintain competitive oil transportation fee and firm takeaway

Oil transportation differential outlook $2.50/Bbl –$4.00/Bbl

WILDCAT OIL PIPELINE SYSTEM

Reagan Irion

Midway Truck Station

Crockett Schleicher

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Notes: AREX proceeds are before tax; AREX proceeds and transaction value subject to customary post-closing conditions, adjustments and escrows.

Production and Expense Guidance

2013 GUIDANCE

Full Year 2013 Guidance

Production

Total (MBoe) 3,400

Percent Oil & NGLs 70%

Operating costs and expenses ($/per Boe)

Lease operating $ 5.00 7.00

Production and ad valorem taxes $ 3.00 4.50

Exploration $ 1.00 2.00

General and administrative $ 7.00 8.50

Depletion, depreciation and amortization $ 20.00 24.00

Capital expenditures ($MM) Approximately $300

2014 PRELIMINARY OUTLOOK

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Our capital budgets exclude future acquisitions and lease extensions, and are subject to change depending upon a number of factors, including additional data on our Wolfcamp shale oil resource play, results of horizontal drilling and completions, including pad drilling, economic and industry conditions at the time of drilling, prevailing and anticipated prices for oil, NGLs and gas, the availability of sufficient capital resources for drilling prospects, our financial results and the availability of lease extensions and renewals on reasonable terms.

Strong, Simple Balance Sheet

As of 9/30/2013

As of (Including Borrowing Base

FINANCIAL RESULTS ($MM) 9/30/2013 Increase & JV Pipeline Sale)

Summary Balance Sheet

Cash $25.5 $127.2

Credit Facility

Senior Notes 250.0 250.0

Total LongTerm Debt $250.0 $250.0

Shareholders’ Equity 646.4 646.4

Total Book Capitalization $896.4 $896.4

Liquidity

Borrowing Base $315.0 $350.0

Cash and Cash Equivalents 25.5 127.2

Long term Debt under Credit Facility

Undrawn Letters of Credit (0.3) (0.3)

Liquidity $340.2 $476.9

Key Metrics

LTM EBITDAX $107.3 $107.3

Total Reserves (MMBoe) 95.5 95.5

Proved Developed Reserves (MMBoe) 32.8 32.8

% Proved Developed 34% 34%

% Liquids 69% 69%

Credit Statistics Total Debt Net Debt Total Debt Net Debt

Debt / Capital 28% 25% 28% 14%

Debt / 3Q13 Annualized EBITDAX 2.0x 1.8x 2.0x 1.0x

Debt / Proved Reserves ($/Boe) $2.62 $2.35 $2.62 $1.29

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Notes: Estimated proved reserves as of 12/31/2012. Liquidity and EBITDAX are a non-GAAP financial measures. See “EBITDAX” slide and Non-GAAP Financials section on the IR page of our website for calculation and reconciliation. Net debt is debt balance less available cash and letters of credit.

Current Hedge Position

Commodity and Time Period Type Volume Price

Crude Oil

2013 Collar 650 Bbls/d $90.00/Bbl $105.80/Bbl

2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl

2013 (1) Collar 1,200 Bbls/d $90.35/Bbl - $100.35/Bbl

2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl

2014 Collar 950 Bbls/d $85.05/Bbl - $95.05/Bbl

2015 Collar 2,600 Bbls/d $84.00/Bbl - $91.00/Bbl

Crude Oil Basis Differential (Midland/Cushing)

2013 (2) Swap 2,300 Bbls/d $1.10/Bbl

2014 Swap 1,500 Bbls/d $0.55/Bbl

Natural Gas Liquids

Propane 2013 (3) Swap 550 Bbls/d $42.00/Bbl

Propane 2014 Swap 500 Bbls/d $41.16/Bbl

Natural Gasoline 2013 (3) Swap 200 Bbls/d $90.72/Bbl

Natural Gasoline 2014 Swap 175 Bbls/d $83.37/Bbl

Natural Gas

2013 Swap 200,000 MMBtu/month $3.54/MMBtu

2013 Swap 190,000 MMBtu/month $3.80/MMBtu

2013 (4) Collar 100,000 MMBtu/month $4.00/MMBtu - $4.36/MMBtu

2014 Swap 360,000 MMBtu/month $4.18/MMBtu

2015 Swap 200,000 MMBtu/month $4.10/MMBtu

APPROACH RESOURCES

(1) February 2013 December 2013 (2) March 2013 December 2013

(3) September 2013 December 2013 (4) May 2013 December 2013

Adjusted Net Income (unaudited)

The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP. We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.

The following table provides a reconciliation of adjusted net income to net (loss) income for the three months ended September 30, 2013 and 2012, respectively.

Three Months Ended

(in thousands, except per-share amounts) September 30,

2013 2012

Net income (loss) $ 495 $ (2,355)

Adjustments for certain items:

Unrealized loss on commodity derivatives 3,438 4,188

Related income tax effect (1,169) (1,423)

Adjusted net income $ 2,764 $ 407

Adjusted net income per diluted share $ 0.07 $ 0.01

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EBITDAX (unaudited)

We define EBITDAX as net income (loss), plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized loss on commodity derivatives, (5) interest expense and (6) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company’s ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.

The following table provides a reconciliation of EBITDAX to net income (loss) for the three months ended September 30, 2013 and 2012, respectively.

Three Months Ended

(in thousands, except per-share amounts) September 30,

2013 2012

Net income (loss) $ 495 $ (2,355)

Exploration 1,193 1,170

Depletion, depreciation and amortization 19,413 16,728

Share-based compensation 1,599 1,450

Unrealized loss on commodity derivatives 3,438 4,185

Interest expense, net 5,179 1,544

Income tax provision (benefit) 270 (1,253)

EBITDAX $ 31,587 $ 21,469

EBITDAX per diluted share $ 0.81 $ 0.63

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Contact Information

MEGAN P. HAYS

Manager, Investor Relations & Corporate Communications 817.989.9000 x2108 mhays@approachresources.com www.approachresources.com